INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

Note 8—INCOME TAXES

        As of December 31, 2011, Lpath had federal and California net operating loss ("NOL") carryforwards of approximately $41 million and $37 million, respectively, that will expire beginning in 2012 and continue expiring through 2031. Portions of these NOL carryforwards may be used to offset future taxable income, if any. In some years, such as 2010 and 2011, the California state government has suspended the use of existing California NOL carryforwards. In those years companies have not been permitted to utilize NOL carryforwards to reduce the amount of taxes payable to the state.

        As of December 31, 2011, Lpath also has federal and California research and development tax credit carryforwards of $855,000 and $618,000, respectively, available to offset future taxes. The federal credits begin expiring in 2018, and the state credits do not expire.

        Under the provisions of Section 382 of the Internal Revenue Code, substantial changes in Lpath's ownership limit the amount of net operating loss carryforwards and tax credit carryforwards that can be utilized annually in the future to offset taxable income. A valuation allowance has been established to reserve the potential benefits of these carryforwards in Lpath's consolidated financial statements to reflect the uncertainty of future taxable income required to utilize available tax loss carryforwards and other deferred tax assets.

        Significant components of the company's deferred tax assets and liabilities are as follows:

	2011	2010
Deferred tax assets:
Federal and state net operating loss carryforwards	$17,202,000	$15,901,000
Research and development credit carryforwards	1,474,000	1,474,000
Stock-based compensation	2,731,000	2,490,000
Deferred contract revenue	292,000	340,000
Other, net	26,000	22,000

	21,725,000	20,227,000

Deferred tax liabilities:
State taxes	(1,525,000)	(1,469,000)
Patent costs	(690,000)	(570,000)

	(2,215,000)	(2,039,000)

Total deferred tax assets	19,510,000	18,188,000
Valuation allowance	(19,510,000)	(18,188,000)

Net deferred tax assets	$—	$—

        Realization of the deferred tax assets is dependent upon the generation of future taxable income, the amount and timing of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance.

        As a result of the company's significant operating loss carryforwards and the corresponding valuation allowance, no income tax provision/benefit has been recorded as of December 31, 2011 and 2010. The provision for income taxes using the statutory federal income tax rate of 34% as compared to the company's effective tax rate is summarized as follows:

	2011	2010
Federal tax benefit at statutory rate	$1,059,000	$1,565,000
State tax benefit , net	213,000	267,000
Change in fair value of warrants	204,000	(34,000)
Research and development credits	—	166,000
Employee stock-based compensation	(15,000)	31,000
Other permanent differences	(139,000)	(30,000)
Decrease in valuation allowance	(1,322,000)	(1,965,000)

Provision for income taxes	$—	$—